Exhibit 23

                        Consent of Deloitte & Touche LLP
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                                                                      EXHIBIT 23


INDEPENDENT AUDITORS' CONSENT

      We consent to the incorporation by reference in Registration Statement No. 333-08481 of Harrington Financial Group, Inc. on Form S-8 of our report dated July 23, 1997 (August 7, 1997 as to Note 19), appearing in this Annual Report on Form 10-K of Harrington Financial Group, Inc. for the year ended June 30, 1997.


/s/DELOITTE & TOUCHE LLP
------------------------
DELOITTE & TOUCHE LLP
Indianapolis, Indiana

September 26, 1997